UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21341

Name of Fund: BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Preferred and Corporate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Annual Reports                                                         BLACKROCK

OCTOBER 31, 2006

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leveraging through the issuance of Preferred Stock. The concept of leverage is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates on the Preferred Stock, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in the dividend rates on any Preferred Stock may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of October 31, 2006

--------------------------------------------------------------------------------
                                                                     Percent of
BlackRock Preferred and Corporate Income                                Total
Strategies Fund, Inc.'s Asset Mix                                    Investments
--------------------------------------------------------------------------------
Capital Trusts ..............................................           33.6%
Preferred Stocks ............................................           21.5
Corporate Bonds .............................................           18.2
Real Estate Investment Trusts ...............................           12.0
Trust Preferreds ............................................            5.8
Government & Agency Obligations .............................            2.8
Other* ......................................................            6.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
BlackRock Preferred Income Strategies Fund,                             Total
Inc.'s Asset Mix                                                     Investments
--------------------------------------------------------------------------------
Capital Trusts ..............................................           30.3%
Preferred Stocks ............................................           27.1
Corporate Bonds .............................................           19.7
Real Estate Investment Trusts ...............................           14.2
Trust Preferreds ............................................            5.8
Government & Agency Obligations .............................            1.4
Other* ......................................................            1.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Fund Certifications

In September 2006, BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. filed their Chief Executive Officer Certifications for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


2               ANNUAL REPORTS                  OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                    6-month       12-month
==============================================================================================
U.S. equities (Standard & Poor's 500 Index)                              +6.11%        +16.34%
----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                             +0.90         +19.98
----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)        +3.77         +27.52
----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      +4.60         + 5.19
----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           +4.12         + 5.75
----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                        +4.66         +10.29
----------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve has inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


                ANNUAL REPORTS                  OCTOBER 31, 2006               3

A Discussion With Your Funds' Portfolio Managers

      The Funds modestly outperformed their benchmark during the fiscal year, benefiting from their overweight positions in longer-duration securities in a strong credit market.

Describe the market and economic environment during the fiscal year.

The yield curve became slightly inverted during the past 12 months. (That is, the yields on shorter-term securities were higher than those of securities with longer maturities.) At the beginning of the fiscal year, the 10-year U.S. Treasury note yield stood at 4.57%, 17 basis points (.17%) above the 4.40% yield of the two-year Treasury note. At the end of the 12-month period on October 31, 2006, 10- and two-year Treasury issues yielded 4.61% and 4.71%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between November 2005 and June 2006 before declining through most of the remainder of the fiscal year. The yield on the two-year note peaked at 5.27% in late June 2006, then dipped to a low of 4.60% in early October, while the 10-year Treasury yield reached a high of 5.42% late in the second quarter of 2006 before falling to a low of 4.56% in late September.

The Federal Reserve Board (the Fed) raised the target federal funds rate in six increments of .25% during the year, bringing the target rate from 3.75% to 5.25%. However, the Fed held the rate steady at its meetings on August 8, September 20 and October 25, 2006. The third quarter of 2006 was the first without an increase in the federal funds target rate since the first quarter of 2004.

In the statement following its meeting of October 25, the Federal Open Market Committee (FOMC) wrote: "Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace." In a cautionary tone, however, the FOMC indicated that "the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information."

How did the Funds perform during the fiscal year?

The Common Stock of BlackRock Preferred and Corporate Income Strategies Fund, Inc. (formerly Preferred and Corporate Income Strategies Fund, Inc.) had net annualized yields of 7.43% and 7.78% during the past 12 months, based on a year-end per share net asset value of $22.25 and a per share market price of $21.26, respectively, and $1.653 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +7.97%, based on a change in per share net asset value from $22.36 to $22.25, and assuming reinvestment of all distributions.

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock Preferred Income Strategies Fund, Inc. (formerly Preferred Income Strategies Fund, Inc.) had net annualized yields of 6.90% and 7.67%, based on a year-end per share net asset value of $22.36 and a per share market price of $20.12, respectively, and $1.544 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +8.77%, based on a change in per share net asset value from $22.26 to $22.36, and assuming reinvestment of all distributions.

For the 12-month period, the Funds' benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned +7.83%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +5.44% and +4.58%, respectively.

For the six-month period ended October 31, 2006, the total investment return on BlackRock Preferred and Corporate Income Strategies Fund's Common Stock was +5.74%, based on a change in per share net asset value from $21.87 to $22.25, and assuming reinvestment of all distributions. The total investment return on BlackRock Preferred Income Strategies Fund's Common Stock was +7.09%, based on a change in per share net asset value from $21.67 to $22.36, and assuming reinvestment of all distributions. For the same period, the Merrill Lynch Preferred Stock Fixed Rate Index returned +6.92%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +5.40% and +4.43%, respectively.

For a description of the Funds' total investment returns based on a change in the per share market value of the Funds' Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As closed-end funds, the Funds' shares may trade in the secondary market at a premium or discount to their net asset values. As a result, total investment returns


4               ANNUAL REPORTS                  OCTOBER 31, 2006
based on changes in the market value of the Funds' Common Stock can vary significantly from total investment returns based on changes in the Funds' net asset values.

What factors most influenced the Funds' performance?

The credit markets were strong during most of the fiscal period as yield spreads tightened versus Treasuries. In addition, long-duration corporate bonds outperformed their short-duration counterparts. Consequently, the Funds' overweight positions in longer-duration credits enhanced their relative performance. The Funds' long spread durations relative to their benchmark also benefited performance. Spread duration is a measurement of the effect of a 100 basis point increase or reduction in the yield spread of a fixed income security compared to U.S. Treasury issues of comparable maturities.

In addition, the Funds' performance for the period benefited modestly from our use of net asset value hedges to shorten the portfolios' durations. The goal was to reduce the risk of loss in value associated with rising interest rates.

The portfolios' underweight positions in qualified dividend income
(QDI)-eligible securities, which performed well during the period, detracted somewhat from performance. Income from QDI-eligible securities is taxed at a lower federal income tax rate, providing an attractive taxable-equivalent return.

What changes were made to the portfolios during the period?

Overall, we continued our efforts to maintain portfolios that were well diversified across sectors and security types. Early in the fiscal year, we reduced the portfolios' durations--which already were shorter than that of their benchmark--by approximately five years. However, we maintained the Funds' relatively long spread durations during the period. Additionally, we reduced the portfolios' positions in floating rate preferred securities and reinvested the proceeds in fixed rate securities.

We continued to employ leveraging strategies throughout the year and, at October 31, 2006, BlackRock Preferred and Corporate Income Strategies Fund and BlackRock Preferred Income Strategies Fund had leverage positions of approximately 33% and 36%, respectively. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Funds' positions at the close of the period?

The preferred stock market has significant exposure to securities issued by financial companies. Therefore, we retained the Funds' sizeable allocations to the financials sector, although the portfolios are underweight relative to the benchmark in these securities. Our largest absolute weightings at the end of the period were in the banking, insurance, real estate investment trust and communications sectors, which collectively comprised 50.6% of the net assets of BlackRock Preferred and Corporate Income Strategies Fund and 57.4% of the net assets of BlackRock Preferred Income Strategies Fund. The portfolios are well diversified among issuers, and we intend to maintain this diversification. At period-end, each Fund carried an average credit rating of Baa1 from Moody's Investors Service, unchanged from the rating at October 31, 2005.

John Burger
Portfolio Manager

Scott Amero
Portfolio Manager

Daniel Chen
Portfolio Manager

November 9, 2006

--------------------------------------------------------------------------------
We are pleased to announce that Scott Amero and Daniel Chen have joined John Burger in the day-to-day management of the Funds' portfolios. Mr. Amero is a Managing Director of BlackRock Inc., co-head of the firm's fixed income portfolio management team and a member of the Management Committee and Investment Strategy Group. Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Chen is a Vice President and portfolio manager with BlackRock and a member of the Investment Strategy Group. He began his career at BlackRock in 1999 and joined the Portfolio Management Group in 2002.
--------------------------------------------------------------------------------


                ANNUAL REPORTS                  OCTOBER 31, 2006               5

Schedule of Investments
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.
                                                               (in U.S. dollars)

=========================================================================================
Preferred Securities
-----------------------------------------------------------------------------------------
             Face
           Amount     Capital Trusts                                           Value
=========================================================================================
Commercial Banks--6.3%
      $ 2,000,000     Cullen/Frost Capital Trust I, 6.95%
                        due 3/01/2034 (b)                                  $    2,033,150
                      First Chicago NBD Institutional Capital I, 5.921%
                        due 2/01/2027 (b)                                       4,789,025
          910,000     First Empire Capital Trust II, 8.277%
                        due 6/01/2027                                             957,634
          450,000     First Security Capital I, 8.41% due 12/15/2026              469,859
        1,400,000     Firstar Capital Trust I Series B, 8.32%
                        due 12/15/2026                                          1,462,175
        3,000,000     Hubco Capital Trust I Series B, 8.98%
                        due 2/01/2027                                           3,153,273
        1,500,000     Hubco Capital Trust II Series B, 7.65%
                        due 6/15/2028                                           1,560,000
                                                                           --------------
                                                                               14,425,116
=========================================================================================
Consumer Finance--2.1%
        3,470,000     Capital One Capital III, 7.686% due 8/15/2036             3,826,501
          910,000     MBNA Capital A, 8.278% due 12/01/2026                       948,986
                                                                           --------------
                                                                                4,775,487
=========================================================================================
Diversified Financial Services--1.4%
        3,000,000     Farm Credit Bank of Texas Series 1, 7.561% (b)(g)         3,222,870
=========================================================================================
Gas Utilities--4.1%
        9,000,000     AGL Capital Trust I Series B, 8.17% due 6/01/2037         9,437,220
=========================================================================================
Insurance--24.6%
        3,990,000     AON Corp., 8.205% due 1/01/2027                           4,638,531
        9,000,000     Axa, 8.60% due 12/15/2030                                11,821,509
        8,510,000     Ace Capital Trust II, 9.70% due 4/01/2030                11,619,273
        9,110,000     Farmers Exchange Capital, 7.05%
                        due 7/15/2028 (f)                                       9,550,377
        6,000,000     Mangrove Bay Pass-Through Trust, 6.102%
                        due 7/15/2033 (b)(f)                                    5,805,000
       10,000,000     Markel Capital Trust I Series B, 8.71%
                        due 1/01/2046                                          10,461,640
          915,000     Oil Casualty Insurance Ltd., 8% due 9/15/2034 (f)           919,960
        1,400,000     Zurich Capital Trust I, 8.376% due 6/01/2037 (f)          1,471,091
                                                                           --------------
                                                                               56,287,381
=========================================================================================
Multi-Utilities--0.6%
        1,200,000     Dominion Resources Capital Trust I, 7.83%
                        due 12/01/2027                                          1,249,854
=========================================================================================
Oil, Gas & Consumable Fuels--3.8%
        6,000,000     Pemex Project Funding Master Trust, 7.375%
                        due 12/15/2014                                          6,585,000
        2,000,000     Phillips 66 Capital Trust II, 8% due 1/15/2037            2,084,616
                                                                           --------------
                                                                                8,669,616
=========================================================================================
Thrifts & Mortgage Finance--8.2%
        1,465,000     Dime Capital Trust I Series A, 9.33%
                        due 5/06/2027                                           1,558,473
        6,735,000     GreenPoint Capital Trust I, 9.10% due 6/01/2027           7,138,622
          760,000     ML Capital Trust I, 9.875% due 3/01/2027                    802,359
        5,900,000     Sovereign Capital Trust, 9% due 4/01/2027                 6,173,854
        3,000,000     Webster Capital Trust I, 9.36% due 1/29/2027 (f)          3,156,796
                                                                           --------------
                                                                               18,830,104
-----------------------------------------------------------------------------------------
                      Total Capital Trusts
                      (Cost--$113,348,369)--51.1%                             116,897,648
=========================================================================================

           Shares
             Held     Preferred Stocks
=========================================================================================
Capital Markets--4.1%
           60,000     Deutsche Bank Capital Funding Trust VIII, 6.375%          1,515,000
           24,000     Goldman Sachs Group, Inc. Series A, 3.91% (b)               622,080
          280,000     Lehman Brothers Holdings, Inc., 6.50%                     7,299,600
                                                                           --------------
                                                                                9,436,680
=========================================================================================
Commercial Banks--1.6%
        1,000,000     Barclays Bank Plc, 6.278% (b)                               974,935
            1,176     First Tennessee Bank NA, 3.90% (b)(f)                     1,210,913
           42,000     Provident Financial Group, Inc., 7.75%                    1,090,690
           12,000     Sovereign Bancorp, Inc. Series C, 7.30% (a)                 325,080
                                                                           --------------
                                                                                3,601,618
=========================================================================================
Consumer Finance--1.1%
           93,020     Capital One Capital II, 7.50%                             2,430,613
=========================================================================================
Diversified Financial Services--5.0%
                      Bank of America Corp.:
           38,400          Series D, 6.20%                                        994,176
          217,525          Series E, 5.72%                                      5,438,125
           55,000     CIT Group, Inc. Series A, 6.35%                           1,431,100
           68,000     CoBank ACB, 7% (f)                                        3,552,252
                                                                           --------------
                                                                               11,415,653
=========================================================================================
Electric Utilities--2.9%
           28,800     Entergy Arkansas, Inc., 6.45%                               733,501
           22,650     Entergy Louisiana LLC, 6.95%                              2,310,300
           36,000     PPL Electric Utilities Corp., 6.25%                         921,377
          109,400     PPL Energy Supply LLC, 7%                                 2,805,016
                                                                           --------------
                                                                                6,770,194
=========================================================================================
Gas Utilities--3.1%
          270,000     Southern Union Co., 7.55%                                 7,052,400
=========================================================================================
Insurance--4.4%
          120,000     ACE Ltd. Series C, 7.80%                                  3,158,400
                      Axis Capital Holdings Ltd.:
           35,000          Series A, 7.25%                                        894,250
            9,000          Series B, 7.50% (b)                                    926,719
           35,200     Endurance Specialty Holdings Ltd. Series A, 7.75%           901,120
          158,000     MetLife, Inc. Series B, 6.50%                             4,108,000
                                                                           --------------
                                                                                9,988,489
=========================================================================================
Thrifts & Mortgage Finance--9.1%
                      Fannie Mae:
            6,000          Series L, 5.125%                                       275,400
          305,000          Series O, 7% (b)                                    16,489,063
          160,000     Washington Mutual Capital Trust 2001 Series K,
                        6.09% (b)                                               4,064,000
                                                                           --------------
                                                                               20,828,463
=========================================================================================
Wireless Telecommunication Services--1.4%
            2,720     Centaur Funding Corp., 9.08% (f)                          3,196,000
-----------------------------------------------------------------------------------------
                      Total Preferred Stocks
                      (Cost--$71,929,560)--32.7%                               74,720,110
=========================================================================================


6               ANNUAL REPORTS                  OCTOBER 31, 2006

                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.
                                                               (in U.S. dollars)

=========================================================================================
Preferred Securities (concluded)
-----------------------------------------------------------------------------------------
           Shares
             Held     Real Estate Investment Trusts                            Value
=========================================================================================
Real Estate--18.2%
           63,800     Alexandria Real Estate Equities, Inc.
                        Series C, 8.375%                                   $    1,687,510
          400,000     CBL & Associates Properties, Inc. Series C, 7.75%        10,220,000
              610     First Industrial Realty Trust, Inc., 6.236% (b)             612,859
                      HRPT Properties Trust:
          425,000          Series B, 8.75%                                     10,858,750
          125,000          Series C, 7.125%                                     3,237,500
          192,000     Health Care Property Investors, Inc.
                        Series F, 7.10%                                         4,872,960
           44,000     Health Care REIT, Inc. Series F, 7.625%                   1,131,627
          120,000     iStar Financial, Inc. Series I, 7.50%                     3,048,000
                      PS Business Parks, Inc.:
           18,400          Series K, 7.95%                                        482,264
           16,000          Series M, 7.20%                                        405,600
          110,000     Public Storage, Inc., 6.75%                               2,770,625
           40,000     Public Storage, Inc., Series I, 7.25%                     1,041,252
           14,800     Regency Centers Corp., 7.25%                                382,950
           36,800     Vornado Realty Trust Series E, 7%                           948,752
-----------------------------------------------------------------------------------------
                      Total Real Estate Investment Trusts
                      (Cost--$41,514,750)--18.2%                               41,700,649
=========================================================================================

             Face
           Amount     Trust Preferreds
=========================================================================================
Gas Utilities--4.5%
      $10,000,000     Southwest Gas Capital II, 7.70% due 9/15/2043            10,340,643
=========================================================================================
Insurance--1.9%
        2,000,000     ABN AMRO North America Capital Funding
                        Trust II, 5.445% (b)(f)(g)                              2,005,043
        2,250,000     Lincoln National Capital VI Series F, 6.75%
                        due 9/11/2052                                           2,308,868
                                                                           --------------
                                                                                4,313,911
=========================================================================================
Thrifts & Mortgage Finance--2.4%
        5,500,000     Countrywide Financial Corp., 1.50%
                        due 4/01/2033                                           5,430,500
-----------------------------------------------------------------------------------------
                      Total Trust Preferreds
                      (Cost--$19,620,540)--8.8%                                20,085,054
-----------------------------------------------------------------------------------------
                      Total Preferred Securities
                      (Cost--$246,413,219)--110.8%                            253,403,461
=========================================================================================

                      Corporate Bonds
=========================================================================================
Capital Markets--0.9%
        1,900,000     Ameriprise Financial, Inc., 7.518%
                        due 6/01/2066 (b)                                       2,066,106
=========================================================================================
Commercial Banks--1.0%
        1,200,000     Royal Bank of Scotland Group Plc, 9.118% (g)              1,336,395
        1,050,000     SunTrust Preferred Capital I, 5.853% (b)(g)               1,058,455
                                                                           --------------
                                                                                2,394,850
=========================================================================================
Containers & Packaging--2.2%
        5,000,000     Sealed Air Corp., 6.875% due 7/15/2033 (f)                5,032,900
=========================================================================================
Diversified Financial Services--2.2%
        5,000,000     Sigma Finance Corp., 5.405% due 8/15/2011 (b)(e)          5,000,000
=========================================================================================
Diversified Telecommunication Services--2.3%
        4,000,000     France Telecom SA, 8.50% due 3/01/2031                    5,314,668
=========================================================================================
Electric Utilities--2.3%
        5,000,000     Energy East Corp., 6.75% due 9/15/2033                    5,275,745
=========================================================================================
Foreign Government Obligations--2.2%
        5,032,000     Mexico Government International Bond,
                        5.875% due 1/15/2014                                    5,157,800
=========================================================================================
Insurance--2.2%
        2,000,000     Great West Life & Annuity Insurance Co.,
                        7.153% due 5/16/2046 (b)(f)                             2,105,026
        1,000,000     Oil Insurance Ltd., 7.558% (b)(f)(g)                      1,040,280
        1,800,000     ZFS Finance (USA) Trust II, 6.45%
                        due 12/15/2065 (b)(f)                                   1,797,541
                                                                           --------------
                                                                                4,942,847
=========================================================================================
Media--4.9%
        3,000,000     Comcast Corp., 7.05% due 3/15/2033                        3,250,530
        2,000,000     TCI Communications, Inc., 8.75%
                        due 8/01/2015                                           2,368,952
        5,000,000     Time Warner, Inc., 7.625% due 4/15/2031                   5,637,330
                                                                           --------------
                                                                               11,256,812
=========================================================================================
Multi-Utilities--1.0%
        2,100,000     Dominion Resources, Inc., 7.50%
                        due 6/30/2066 (b)                                       2,231,905
=========================================================================================
Oil, Gas & Consumable Fuels--0.9%
        1,825,000     Enterprise Products Operating LP, 8.375%
                        due 8/01/2066 (b)                                       1,961,353
=========================================================================================
Wireless Telecommunication Services--5.6%
        5,000,000     AT&T Wireless Services, Inc., 8.75%
                        due 3/01/2031                                           6,551,735
        5,000,000     Sprint Capital Corp., 8.75% due 3/15/2032                 6,177,280
                                                                           --------------
                                                                               12,729,015
-----------------------------------------------------------------------------------------
                      Total Corporate Bonds
                      (Cost--$60,405,477)--27.7%                               63,364,001
=========================================================================================


                ANNUAL REPORTS                  OCTOBER 31, 2006               7

Schedule of Investments (concluded)
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.
                                                               (in U.S. dollars)

             Face
           Amount     Government & Agency Obligations                          Value
=========================================================================================
      $ 6,400,000     U.S. Treasury Bonds, 4.50%
                        due 2/15/2036                                      $    6,176,998
        3,420,000     U.S. Treasury Notes, 4.875%
                        8/15/2016                                               3,491,071
-----------------------------------------------------------------------------------------
                      Total Government & Agency Obligations
                      (Cost--$9,447,370)--4.2%                                  9,668,069
=========================================================================================

       Beneficial
         Interest     Short-Term Securities
=========================================================================================
       21,186,459     BlackRock Liquidity Series, LLC Cash Sweep
                        Series I, 5.22% (c)(d)                                 21,186,459
-----------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$21,186,459)--9.3%                                21,186,459
=========================================================================================
Total Investments (Cost--$337,452,525*)--152.0%                               347,621,990

Other Assets Less Liabilities--7.7%                                            17,688,980

Preferred Stock, at Redemption Value--(59.7%)                                (136,577,033)
                                                                           --------------
Net Assets Applicable to Common Stock--100.0%                              $  228,733,937
                                                                           ==============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................   $ 336,964,808
                                                                  =============
      Gross unrealized appreciation ...........................   $  13,642,194
      Gross unrealized depreciation ...........................      (2,985,012)
                                                                  -------------
      Net unrealized appreciation .............................   $  10,657,182
                                                                  =============

(a)   Depositary receipts.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net             Interest
      Affiliate                                     Activity            Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                        $21,186,459       $   207,398
      --------------------------------------------------------------------------

(d)   Represents the current yield as of October 31, 2006.
(e) Restricted securities as to resale, representing 2.2% of net assets, were as follows:

      --------------------------------------------------------------------------
                                       Acquisition
      Issue                                Date          Cost           Value
      --------------------------------------------------------------------------
      Sigma Finance Corp., 5.405%
        due 8/15/2011                   2/13/2004     $5,000,000      $5,000,000
      --------------------------------------------------------------------------

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)   The security is a perpetual bond and has no definite maturity date.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Financial futures contracts sold as of October 31, 2006 were as follows:

      ----------------------------------------------------------------------------------------------
      Number of                                   Expiration             Face            Unrealized
      Contracts              Issue                   Date                Value          Depreciation
      ----------------------------------------------------------------------------------------------
                            10-Year
         471          U.S. Treasury Notes        December 2006        $50,359,383       $   (611,648)
                            30-Year
         139          U.S. Treasury Bonds        December 2006        $15,367,837           (291,382)
      ----------------------------------------------------------------------------------------------
      Total Unrealized Depreciation                                                     $   (903,030)
                                                                                        ============

o     Swaps outstanding as of October 31, 2006 were as follows:

      ------------------------------------------------------------------------------------------
                                                                                     Unrealized
                                                                Notional            Appreciation
                                                                 Amount            (Depreciation)
      ------------------------------------------------------------------------------------------
      Sold credit default protection on a basket of
      preferred securities and receive 2.03%

      Broker, Lehman Brothers Special Finance
      Expires September 2007                                  $ 9,000,000           $    134,289

      Pay a fixed rate of 5.132% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
      Expires September 2016                                  $25,000,000                (12,845)

      Pay a fixed rate of 5.117% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires March 2036                                      $18,000,000                378,628

      Pay a fixed rate of 5.255% and receive a floating rate based on 3-month LIBOR

      Broker, UBS Warburg
      Expires September 2036                                  $10,000,000                  3,956
      ------------------------------------------------------------------------------------------
      Total                                                                         $    504,028
                                                                                    ============

      See Notes to Financial Statements.


8               ANNUAL REPORTS                  OCTOBER 31, 2006

Schedule of Investments
         BlackRock Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

=========================================================================================
Preferred Securities
-----------------------------------------------------------------------------------------
             Face
           Amount     Capital Trusts                                           Value
=========================================================================================
Commercial Banks--12.7%
      $12,035,000     ABN AMRO North America Holding Preferred
                        Capital Repackaging Trust I, 6.523% (a)(b)(c)      $   12,577,766
        2,000,000     Bank One Capital III, 8.75% due 9/01/2030                 2,633,316
        1,000,000     Chase Capital I Series A, 7.67% due 12/01/2026            1,039,360
       16,455,000     Chase Capital II Series B, 5.871%
                        due 2/01/2027 (b)                                      15,812,844
        3,630,000     First Empire Capital Trust II, 8.277%
                        due 6/01/2027                                           3,820,012
        1,820,000     First Security Capital I, 8.41% due 12/15/2026            1,900,317
        5,600,000     Firstar Capital Trust I Series B, 8.32%
                        due 12/15/2026                                          5,848,702
        2,000,000     HSBC America Capital Trust I, 7.808%
                        due 12/15/2026 (a)                                      2,081,492
       15,835,000     HSBC Capital Funding LP/Jersey Channel Islands,
                        10.176% (a)(b)(c)                                      23,459,996
        7,300,000     HSBC Finance Capital Trust IX, 5.911%
                        due 11/30/2035 (b)                                      7,341,844
       12,275,000     Hubco Capital Trust II Series B, 7.65%
                        due 6/15/2028                                          12,766,000
          998,000     JPM Capital Trust I, 7.54% due 1/15/2027                  1,035,337
       18,470,000     NationsBank Capital Trust III, 5.924%
                        due 1/15/2027 (b)                                      17,876,374
        2,000,000     Republic New York Corp., 7.53%
                        due 12/04/2026                                          2,076,944
        4,500,000     ST George Funding Co. LLC, 8.485% (a)(c)                  4,739,265
                                                                           --------------
                                                                              115,009,569
=========================================================================================
Consumer Finance--2.2%
       13,670,000     Capital One Capital III, 7.686% due 8/15/2036            15,074,428
        4,630,000     MBNA Capital A, 8.278% due 12/01/2026                     4,828,358
                                                                           --------------
                                                                               19,902,786
=========================================================================================
Diversified Financial Services--4.0%
       15,000,000     AgFirst Farm Credit Bank, 8.393%
                        due 12/15/2016 (b)                                     16,457,640
       10,000,000     CIT Capital Trust I, 7.70% due 2/15/2027                 10,392,330
        9,000,000     Farm Credit Bank of Texas Series 1, 7.561% (b)(c)         9,668,610
                                                                           --------------
                                                                               36,518,580
=========================================================================================
Electric Utilities--2.2%
       14,950,000     HL&P Capital Trust II Series B, 8.257%
                        due 2/01/2037                                          15,099,500
        5,000,000     SWEPCO Capital I, 5.25% due 10/01/2043 (b)                4,957,575
                                                                           --------------
                                                                               20,057,075
=========================================================================================
Gas Utilities--0.6%
        5,000,000     AGL Capital Trust I Series B, 8.17% due 6/01/2037         5,242,900
=========================================================================================
Insurance--16.0%
       12,175,000     AON Corp., 8.205% due 1/01/2027                          14,153,912
       21,300,000     Ace Capital Trust II, 9.70% due 4/01/2030                29,082,317
       23,725,000     Axa, 8.60% due 12/15/2030 (Surplus Notes)                31,162,811
       15,000,000     Farmers Exchange Capital, 7.05%
                        due 7/15/2028 (a)                                      15,725,100
       10,000,000     GE Global Insurance Holding Corp., 7.75%
                        due 6/15/2030                                          12,065,670
        1,000,000     GenAmerica Capital I, 8.525% due 6/30/2027 (a)            1,056,694
        6,066,000     ING Capital Funding Trust III, 8.439% (b)(c)              6,744,203
        1,000,000     Markel Capital Trust I Series B, 8.71%
                        due 1/01/2046                                           1,046,164
        3,605,000     Oil Casualty Insurance Ltd., 8%
                        due 9/15/2034 (a)                                       3,624,543
        6,325,000     Principal Life Insurance Co., 8% due 3/01/2044
                        (Surplus Notes)                                         6,932,453
        6,225,000     Transamerica Capital III, 7.625% due 11/15/2037           7,181,988
       15,600,000     Zurich Capital Trust I, 8.376% due 6/01/2037 (a)         16,392,152
                                                                           --------------
                                                                              145,168,007
=========================================================================================
Multi-Utilities--3.1%
       10,000,000     Dominion Resources Capital Trust I, 7.83%
                        due 12/01/2027                                         10,415,450
       15,000,000     Dominion Resources Capital Trust III, 8.40%
                        due 1/15/2031                                          17,887,980
                                                                           --------------
                                                                               28,303,430
=========================================================================================
Oil, Gas & Consumable Fuels--1.1%
        9,850,000     Phillips 66 Capital Trust II, 8% due 1/15/2037           10,266,734
=========================================================================================
Thrifts & Mortgage Finance--4.4%
                      Astoria Capital Trust I:
        1,000,000          9.75% due 11/01/2029 (a)                             1,118,100
        5,000,000          Series B, 9.75% due 11/01/2029                       5,604,500
        5,760,000     Dime Capital Trust I Series A, 9.33%
                        due 5/06/2027                                           6,127,511
       12,765,000     GreenPoint Capital Trust I, 9.10% due 6/01/2027          13,529,994
        3,005,000     ML Capital Trust I, 9.875% due 3/01/2027                  3,172,487
        9,775,000     Webster Capital Trust I, 9.36% due 1/29/2027 (a)         10,285,895
                                                                           --------------
                                                                               39,838,487
-----------------------------------------------------------------------------------------
                      Total Capital Trusts
                      (Cost--$408,413,724)--46.3%                             420,307,568
=========================================================================================

           Shares
             Held     Preferred Stocks
=========================================================================================
Capital Markets--2.6%
          220,000     Deutsche Bank Capital Funding Trust VIII, 6.375%          5,555,000
           96,000     Goldman Sachs Group, Inc. Series A, 3.91% (b)             2,488,320
          600,000     Lehman Brothers Holdings, Inc., 6.50%                    15,642,000
                                                                           --------------
                                                                               23,685,320
=========================================================================================
Commercial Banks--7.8%
          435,200     Banco Santander Central Hispano SA
                        Series 1, 6.41%                                        11,106,304
        4,000,000     Barclays Bank Plc, 6.278% (b)                             3,899,740
          137,579     First Republic Bank, 6.25%                                3,478,176
            4,650     First Tennessee Bank NA, 3.90% (a)(b)                     4,788,047
          166,800     Provident Financial Group, Inc., 7.75%                    4,331,596
          750,000     Royal Bank of Scotland Group Plc Series L, 5.75%         18,022,500
           23,000     SG Preferred Capital II, 6.302% (b)                      24,265,000
           48,000     Sovereign Bancorp, Inc. Series C, 7.30% (d)               1,300,320
                                                                           --------------
                                                                               71,191,683
=========================================================================================
Consumer Finance--1.9%
          668,080     Capital One Capital II, 7.50%                            17,456,930
=========================================================================================


                ANNUAL REPORTS                  OCTOBER 31, 2006               9

         BlackRock Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

=========================================================================================
Preferred Securities (continued)
-----------------------------------------------------------------------------------------
           Shares
             Held     Preferred Stocks                                         Value
=========================================================================================
Diversified Financial Services--6.3%
                      Bank of America Corp.:
          152,400          Series D, 6.20%                                 $    3,945,636
          864,075          Series E, 5.72%                                     21,601,875
          655,000     CIT Group, Inc. Series A, 6.35%                          17,043,100
          272,000     CoBank ACB, 7% (a)                                       14,209,008
                                                                           --------------
                                                                               56,799,619
=========================================================================================
Electric Utilities--3.5%
           14,000     Alabama Power Co., 5.83%                                    344,120
          114,400     Entergy Arkansas, Inc., 6.45%                             2,913,631
           89,850     Entergy Louisiana LLC, 6.95%                              9,164,700
           80,000     Interstate Power & Light Co. Series B, 8.375%             2,580,000
          204,000     PPL Electric Utilities Corp., 6.25%                       5,221,135
          433,400     PPL Energy Supply LLC, 7%                                11,112,376
                                                                           --------------
                                                                               31,335,962
=========================================================================================
Gas Utilities--1.6%
          556,000     Southern Union Co., 7.55%                                14,522,720
=========================================================================================
Insurance--8.6%
          880,000     ACE Ltd. Series C, 7.80%                                 23,161,600
                      Axis Capital Holdings Ltd.:
          140,000          Series A, 7.25%                                      3,577,000
           36,000          Series B, 7.50% (b)                                  3,706,877
          139,200     Endurance Specialty Holdings Ltd.
                        Series A, 7.75%                                         3,563,520
        1,160,000     MetLife, Inc. Series B, 6.50%                            30,160,000
          140,000     Prudential Plc, 6.50%                                     3,563,000
            9,800     Zurich RegCaPS Funding Trust, 6.58% (a)(b)               10,305,313
                                                                           --------------
                                                                               78,037,310
=========================================================================================
Multi-Utilities--0.4%
          140,000     Pacific Gas & Electric Co. Series A, 6%                   3,507,000
=========================================================================================
Thrifts & Mortgage Finance--8.5%
                      Fannie Mae:
          264,650          Series L, 5.125%                                    12,147,435
        1,210,000          Series O, 7% (b)                                    65,415,625
                                                                           --------------
                                                                               77,563,060
=========================================================================================
Wireless Telecommunication Services--0.3%
            2,423     Centaur Funding Corp., 9.08% (a)                          2,847,025
-----------------------------------------------------------------------------------------
                      Total Preferred Stocks
                      (Cost--$365,825,459)--41.5%                             376,946,629
=========================================================================================

                      Real Estate Investment Trusts
=========================================================================================
Real Estate--21.8%
          251,400     Alexandria Real Estate Equities, Inc.
                        Series C, 8.375%                                        6,649,530
          400,000     CBL & Associates Properties, Inc. Series C, 7.75%        10,220,000
          680,000     Developers Diversified Realty Corp., 8%                  17,632,400
           80,000     Duke Realty Corp. Series K, 6.50%                         2,002,400
            2,390     First Industrial Realty Trust, Inc., 6.236% (b)           2,401,203
            4,000     Firstar Realty LLC, 8.875% (a)                            5,190,000
          768,000     Health Care Property Investors, Inc.
                        Series F, 7.10%                                        19,491,840
          172,800     Health Care REIT, Inc. Series F, 7.625%                   4,444,209
          684,700     Kimco Realty Corp. Series F, 6.65%                       17,322,910
        1,600,000     New Plan Excel Realty Trust Series E, 7.625%             41,568,000
                      PS Business Parks, Inc.:
           72,000          Series K, 7.95%                                      1,887,120
           64,000          Series M, 7.20%                                      1,622,400
          445,000     Public Storage, Inc., 6.75%                              11,208,438
          160,000     Public Storage, Inc. Series I, 7.25%                      4,165,008
          320,000     Public Storage, Inc. Series X, 6.45%                      7,910,400
           58,000     Regency Centers Corp., 7.25%                              1,500,750
          607,550     Regency Centers Corp., 7.45%                             15,705,168
           11,857     Sovereign Real Estate Investment Corp., 12% (a)          16,599,800
          145,000     Vornado Realty Trust Series E, 7%                         3,738,289
          130,000     Wachovia Preferred Funding Corp.
                        Series A, 7.25%                                         3,681,600
           96,000     Weingarten Realty Investors Series D, 6.75%               2,481,600
-----------------------------------------------------------------------------------------
                      Total Real Estate Investment Trusts
                      (Cost--$192,890,535)--21.8%                             197,423,065
=========================================================================================

             Face
           Amount     Trust Preferreds
=========================================================================================
Capital Markets--0.1%
      $   875,000     Lehman Brothers Holdings Capital Trust III
                        Series K, 1.558% due 3/15/2052                            867,494
=========================================================================================
Communications Equipment--0.2%
        2,000,000     Corporate-Backed Trust Certificates, 8.375%
                        due 11/15/2028                                          2,091,971
=========================================================================================
Electric Utilities--1.5%
        4,750,000     Georgia Power Co. Series O, 1.475%
                        due 4/15/2033                                           4,627,207
        3,000,000     HECO Capital Trust III, 6.50% due 3/18/2034               2,989,297
        5,000,000     National Rural Utilities Cooperative Finance Corp.,
                        6.75% due 2/15/2043                                     5,000,796
          950,000     Virginia Power Capital Trust II, 1.844%
                        due 7/30/2042                                             949,002
                                                                           --------------
                                                                               13,566,302
=========================================================================================
Gas Utilities--0.7%
          500,000     Dominion CNG Capital Trust I, 1.95%
                        due 10/31/2041                                            501,270
        5,750,000     Southwest Gas Capital II, 7.70% due 9/15/2043             5,945,870
                                                                           --------------
                                                                                6,447,140
=========================================================================================
Insurance--2.7%
       11,000,000     ABN AMRO North America Capital Funding
                        Trust II, 5.445% (a)(b)(c)                             11,028,606
        7,375,000     Berkley W R Capital Trust, 6.75% due 7/26/2045            7,140,533
        1,000,000     Everest Re Capital Trust, 1.963% due 11/15/2032           1,019,547
        5,000,000     Lincoln National Capital VI Series F, 6.75%
                        due 9/11/2052                                           5,130,818
                                                                           --------------
                                                                               24,319,504
=========================================================================================


10              ANNUAL REPORTS                  OCTOBER 31, 2006

         BlackRock Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

=========================================================================================
Preferred Securities (concluded)
-----------------------------------------------------------------------------------------
             Face
           Amount     Trust Preferreds                                         Value
=========================================================================================
Multi-Utilities--0.0%
      $   397,425     PSEG Funding Trust II, 8.75% due 12/31/2032          $      414,242
-----------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--3.6%
       27,000,000     Countrywide Financial Corp., 1.50%
                        due 4/01/2033                                          26,658,817
        6,000,000     Dime Community Capital I, 7% due 4/14/2034                5,760,000
                                                                           --------------
                                                                               32,418,817
-----------------------------------------------------------------------------------------
                      Total Trust Preferreds
                      (Cost--$80,183,852)--8.8%                                80,125,470
-----------------------------------------------------------------------------------------
                      Total Preferred Securities
                      (Cost--$1,047,313,570)--118.4%                        1,074,802,732
-----------------------------------------------------------------------------------------

                      Corporate Bonds
=========================================================================================
Automobiles--2.1%
       16,000,000     DaimlerChrysler NA Holding Corp., 8.50%
                        due 1/18/2031                                          19,226,448
=========================================================================================
Capital Markets--0.9%
        7,600,000     Ameriprise Financial, Inc., 7.518%
                        due 6/01/2066 (b)                                       8,264,422
=========================================================================================
Commercial Banks--4.1%
        5,000,000     HBOS Plc, 5.92% (a)(b)(c)                                 4,896,225
        2,000,000     Lloyds TSB Bank Plc, 6.90% (c)                            2,010,000
       20,000,000     Resona Preferred Global Securities Ltd.,
                        7.191% (a)(b)(c)                                       20,970,400
        4,800,000     Royal Bank of Scotland Group Plc, 9.118% (c)              5,345,578
        4,175,000     SunTrust Preferred Capital I, 5.853% (b)(c)               4,208,617
                                                                           --------------
                                                                               37,430,820
=========================================================================================
Diversified Financial Services--1.7%
       15,000,000     Sigma Finance Corp., 5.405% due 8/15/2011 (b)(e)         15,000,000
=========================================================================================
Diversified Telecommunication Services--3.7%
       25,500,000     France Telecom SA, 8.50% due 3/01/2031                   33,881,008
=========================================================================================
Electric Utilities--1.2%
       10,000,000     FirstEnergy Corp. Series B, 6.45% due 11/15/2011         10,462,520
=========================================================================================
Insurance--1.4%
        7,500,000     Great West Life & Annuity Insurance Co.,
                        7.153% due 5/16/2046 (a)(b)                             7,893,847
        5,000,000     Oil Insurance Ltd., 7.558% (a)(b)(c)                      5,201,400
                                                                           --------------
                                                                               13,095,247
=========================================================================================
Media--3.5%
        5,000,000     Comcast Corp., 7.05% due 3/15/2033                        5,417,550
                      Time Warner, Inc.:
        5,000,000          7.625% due 4/15/2031                                 5,637,330
       18,000,000          7.70% due 5/01/2032                                 20,500,056
                                                                           --------------
                                                                               31,554,936
=========================================================================================
Multi-Utilities--3.3%
        8,400,000     Dominion Resources, Inc., 7.50%
                        due 6/30/2066 (b)                                       8,927,621
       16,575,000     Duke Energy Field Services LLC, 8.125%
                        due 8/16/2030                                          20,708,258
                                                                           --------------
                                                                               29,635,879
=========================================================================================
Oil, Gas & Consumable Fuels--0.8%
        7,225,000     Enterprise Products Operating LP, 8.375%
                        due 8/01/2066 (b)                                       7,764,809
=========================================================================================
Road & Rail--0.4%
        3,750,000     BNSF Funding Trust I, 6.613%
                        due 12/15/2055 (b)                                      3,813,742
=========================================================================================
Thrifts & Mortgage Finance--0.9%
        8,000,000     Roslyn Real Estate Asset Corp.
                        Series D, 9.02% (b)(c)                                  8,057,500
=========================================================================================
Wireless Telecommunication Services--6.1%
       18,000,000     AT&T Wireless Services, Inc., 8.75%
                        due 3/01/2031                                          23,586,246
                      Sprint Capital Corp.:
        2,000,000          6.90% due 5/01/2019                                  2,097,766
       24,000,000          8.75% due 3/15/2032                                 29,650,944
                                                                           --------------
                                                                               55,334,956
-----------------------------------------------------------------------------------------
                      Total Corporate Bonds
                      (Cost--$258,454,371)--30.1%                             273,522,287
=========================================================================================

                      Government & Agency Obligations
=========================================================================================
        9,700,000     U.S. Treasury Bonds, 4.50% due 2/15/2036                  9,362,013
        9,580,000     U.S. Treasury Notes, 4.875% due 8/15/2016                 9,779,082
-----------------------------------------------------------------------------------------
                      Total Government & Agency Obligations
                      (Cost--$18,754,522)--2.1%                                19,141,095
=========================================================================================

       Beneficial
         Interest     Short-Term Securities
=========================================================================================
      $20,541,501     BlackRock Liquidity Series, LLC Cash Sweep
                        Series I, 5.22% (f)(g)                                 20,541,501
-----------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$20,541,501)--2.3%                                20,541,501
=========================================================================================
Total Investments (Cost--$1,345,063,964*)--152.9%                           1,388,007,615

Other Assets Less Liabilities--7.8%                                            70,452,943

Preferred Stock, at Redemption Value--(60.7%)                                (550,563,932)
                                                                           --------------
Net Assets Applicable to Common Stock--100.0%                              $  907,896,626
                                                                           ==============


                ANNUAL REPORTS                  OCTOBER 31, 2006              11

Schedule of Investments (concluded)
         BlackRock Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................   $ 1,343,318,275
                                                                ===============
      Gross unrealized appreciation .........................   $    57,674,872
      Gross unrealized depreciation .........................       (12,985,532)
                                                                ---------------
      Net unrealized appreciation ...........................   $    44,689,340
                                                                ===============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate security.
(c)   The security is a perpetual bond and has no definite maturity date.
(d)   Depositary receipts.
(e) Restricted security as to resale, representing 1.7% of net assets, were as follows:

      --------------------------------------------------------------------------
                                       Acquisition
      Issue                                Date           Cost          Value
      --------------------------------------------------------------------------
      Sigma Finance Corp., 5.405%
        due 8/15/2011                   2/13/2004     $15,000,000    $15,000,000
      --------------------------------------------------------------------------

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                    Net               Interest
      Affiliate                                  Activity              Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                     $20,541,501          $ 1,056,519
      --------------------------------------------------------------------------

(g)   Represents the current yield as of October 31, 2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Financial futures contracts sold as of October 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------
      Number of                                    Expiration               Face              Unrealized
      Contracts                Issue                  Date                  Value            Depreciation
      ---------------------------------------------------------------------------------------------------
        1,539             10-Year U.S.
                         Treasury Notes          December 2006         $164,550,090          $ (1,998,566)
        557               30-Year U.S.
                         Treasury Bonds          December 2006         $ 61,581,909            (1,167,622)
      ---------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation                                                          $ (3,166,188)
                                                                                             ============

o     Swaps outstanding as of October 31, 2006 were as follows:

      -----------------------------------------------------------------------------------
                                                            Notional          Unrealized
                                                             Amount          Appreciation
      -----------------------------------------------------------------------------------
      Sold credit default protection on a basket of
      preferred securities and receive 2.03%

      Broker, Lehman Brothers Special Finance
      Expires September 2007                             $ 36,000,000         $   537,156

      Pay a fixed rate of 5.132% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
      Expires September 2016                             $125,000,000              12,027

      Pay a fixed rate of 5.117% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires March 2036                                 $ 72,000,000           1,514,512

      Pay a fixed rate of 5.255% and receive a floating rate based on 3-month LIBOR

      Broker, UBS Warburg
      Expires September 2036                             $ 50,000,000              19,777
      -----------------------------------------------------------------------------------
      Total                                                                  $  2,083,472
                                                                             ============

      See Notes to Financial Statements.


12              ANNUAL REPORTS                  OCTOBER 31, 2006

Statements of Net Assets

                                                                                                    BlackRock          BlackRock
                                                                                                  Preferred and        Preferred
                                                                                                Corporate Income        Income
                                                                                                   Strategies          Strategies
As of October 31, 2006                                                                              Fund, Inc.         Fund, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value* ...............................     $  326,435,531      $1,367,466,114
           Investments in affiliated securities, at value** ................................         21,186,459          20,541,501
           Cash on deposit for financial futures contracts .................................            738,750           1,681,250
           Unrealized appreciation on swaps ................................................            516,873           2,083,472
           Receivable for securities sold ..................................................         20,442,212          82,196,705
           Interest receivable .............................................................          3,869,600          15,032,631
           Dividends receivable ............................................................            323,414             904,615
           Receivable for swaps ............................................................             31,019             132,323
           Prepaid expenses ................................................................             26,386              63,356
                                                                                                 ----------------------------------
           Total assets ....................................................................        373,570,244       1,490,101,967
                                                                                                 ----------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Unrealized depreciation on swaps ................................................             12,845                  --
           Payable for securities purchased ................................................          6,275,000          24,925,000
           Dividends payable to Common Stock shareholders ..................................          1,370,555           4,652,778
           Payable for variation margin ....................................................            325,031           1,139,156
           Payable to investment adviser ...................................................            179,200             715,365
           Payable for other affiliates ....................................................              2,348               9,320
           Accrued expenses and other liabilities ..........................................             94,295             199,790
                                                                                                 ----------------------------------
           Total liabilities ...............................................................          8,259,274          31,641,409
                                                                                                 ----------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Preferred Stock, at redemption value, par value $.10 per share+ of AMPS@ at
            $25,000 per share liquidation preference .......................................        136,577,033         550,563,932
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock ...........................................     $  228,733,937      $  907,896,626
                                                                                                 ==================================


                ANNUAL REPORTS                  OCTOBER 31, 2006              13

Statements of Net Assets (concluded)

                                                                                                   BlackRock           BlackRock
                                                                                                 Preferred and         Preferred
                                                                                                Corporate Income         Income
                                                                                                   Strategies          Strategies
As of October 31, 2006                                                                             Fund, Inc.          Fund, Inc.
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Accumulated distributions in excess of investment income--net ...................     $      (71,035)     $     (561,947)
           Accumulated realized capital losses--net ........................................        (24,443,639)        (92,725,497)
           Unrealized appreciation--net ....................................................          9,770,463          41,860,935
                                                                                                 ----------------------------------
           Total accumulated losses--net ...................................................        (14,744,211)        (51,426,509)
                                                                                                 ----------------------------------
           Common Stock, par value $.10 per share++ ........................................          1,027,919           4,060,654
           Paid-in capital in excess of par ................................................        242,450,229         955,262,481
                                                                                                 ----------------------------------
           Net Assets ......................................................................     $  228,733,937      $  907,896,626
                                                                                                 ==================================
           Net asset value per share of Common Stock .......................................     $        22.25      $        22.36
                                                                                                 ----------------------------------
           Market price ....................................................................     $        21.26      $        20.12
                                                                                                 ----------------------------------
              * Identified cost of unaffiliated securities .................................     $  316,266,066      $1,324,522,463
                                                                                                 ==================================
             ** Identified cost of affiliated securities ...................................     $   21,186,459      $   20,541,501
                                                                                                 ==================================
              + Preferred Stock authorized, issued and outstanding:
                  Series M7 Shares .........................................................              2,730               2,800
                                                                                                 ----------------------------------
                  Series T7 Shares .........................................................              2,730               2,800
                                                                                                 ----------------------------------
                  Series W7 Shares .........................................................                 --               2,800
                                                                                                 ----------------------------------
                  Series TH7 Shares ........................................................                 --               2,800
                                                                                                 ----------------------------------
                  Series F7 Shares .........................................................                 --               2,800
                                                                                                 ----------------------------------
                  Series W28 Shares ........................................................                 --               4,000
                                                                                                 ----------------------------------
                  Series TH28 Shares .......................................................                 --               4,000
                                                                                                 ----------------------------------
             ++ Common Stock issued and outstanding ........................................         10,279,189          40,606,540
                                                                                                 ==================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.

14              ANNUAL REPORTS                  OCTOBER 31, 2006

Statements of Operations

                                                                                                   BlackRock           BlackRock
                                                                                                 Preferred and         Preferred
                                                                                                Corporate Income         Income
                                                                                                   Strategies          Strategies
For the Year Ended October 31, 2006                                                                Fund, Inc.          Fund, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Interest* .......................................................................     $   17,713,992      $   61,814,603
           Dividends .......................................................................          7,187,484          31,751,238
                                                                                                 ----------------------------------
           Total income ....................................................................         24,901,476          93,565,841
                                                                                                 ----------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees ........................................................          2,179,342           8,648,396
           Commission fees .................................................................            349,686           1,396,736
           Accounting services .............................................................            131,675             362,043
           Transfer agent fees .............................................................             58,359             154,998
           Professional fees ...............................................................             66,978              95,819
           Trustees' fees and expenses .....................................................             34,892             112,092
           Printing and shareholder reports ................................................             14,964              59,052
           Custodian fees ..................................................................             18,398              51,607
           Listing fees ....................................................................             16,572              25,080
           Pricing fees ....................................................................              7,340               9,327
           Other ...........................................................................             41,326              68,252
                                                                                                 ----------------------------------
           Total expenses ..................................................................          2,919,532          10,983,402
                                                                                                 ----------------------------------
           Investment income--net ..........................................................         21,981,944          82,582,439
                                                                                                 ----------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
              Investments--net .............................................................         (1,041,629)          9,790,973
              Financial futures contracts and swaps--net ...................................         (6,393,459)        (19,149,213)
                                                                                                 ----------------------------------
           Total realized loss--net ........................................................         (7,435,088)         (9,358,240)
                                                                                                 ----------------------------------
           Change in unrealized appreciation/depreciation on:
              Investments--net .............................................................          1,603,973           2,272,582
              Financial futures contracts and swaps--net ...................................          6,504,273          19,717,562
                                                                                                 ----------------------------------
           Total change in unrealized appreciation/depreciation--net .......................          8,108,246          21,990,144
                                                                                                 ----------------------------------
           Total realized and unrealized gain--net .........................................            673,158          12,631,904
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..........................................................         (6,435,477)        (26,423,012)
                                                                                                 ----------------------------------
           Net Increase in Net Assets Resulting from Operations ............................     $   16,219,625      $   68,791,331
                                                                                                 ==================================
            * Interest from affiliates .....................................................     $      207,398      $    1,056,519
                                                                                                 ==================================

      See Notes to Financial Statements.


                ANNUAL REPORTS                  OCTOBER 31, 2006              15

Statements of Changes in Net Assets
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                         For the Year Ended
                                                                                                            October 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                    2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..........................................................     $   21,981,944      $   22,229,255
           Realized loss--net ..............................................................         (7,435,088)         (4,799,532)
           Change in unrealized appreciation/depreciation--net .............................          8,108,246          (6,400,859)
           Dividends to Preferred Stock shareholders .......................................         (6,435,477)         (4,112,800)
                                                                                                 ----------------------------------
           Net increase in net assets resulting from operations ............................         16,219,625           6,916,064
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..........................................................        (17,335,379)        (20,558,419)
                                                                                                 ----------------------------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders         (17,335,379)        (20,558,419)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Total decrease in net assets applicable to Common Stock .........................         (1,115,754)        (13,642,355)
           Beginning of year ...............................................................        229,849,691         243,492,046
                                                                                                 ----------------------------------
           End of year* ....................................................................     $  228,733,937      $  229,849,691
                                                                                                 ==================================
              * Undistributed (accumulated distributions in excess of) investment
                 income--net ...............................................................     $      (71,035)     $    1,474,705
                                                                                                 ==================================

      See Notes to Financial Statements.

                                BlackRock Preferred Income Strategies Fund, Inc.

                                                                                                         For the Year Ended
                                                                                                            October 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                    2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..........................................................     $   82,582,439      $   84,655,484
           Realized loss--net ..............................................................         (9,358,240)        (17,048,362)
           Change in unrealized appreciation/depreciation--net .............................         21,990,144         (19,461,483)
           Dividends to Preferred Stock shareholders .......................................        (26,423,012)        (16,331,142)
                                                                                                 ----------------------------------
           Net increase in net assets resulting from operations ............................         68,791,331          31,814,497
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..........................................................        (61,249,442)        (81,186,307)
           Tax return of capital ...........................................................         (3,547,483)                 --
                                                                                                 ----------------------------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders         (64,796,925)        (81,186,307)
                                                                                                 ----------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Value of shares issued to Common Stock shareholders in reinvestment of dividends             301,458                  --
                                                                                                 ----------------------------------
           Net increase in net assets derived from Common Stock transactions ...............            301,458                  --
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets applicable to Common Stock ..............          4,295,864         (49,371,810)
           Beginning of year ...............................................................        903,600,762         952,972,572
                                                                                                 ----------------------------------
           End of year* ....................................................................     $  907,896,626      $  903,600,762
                                                                                                 ==================================
              * Undistributed (accumulated distributions in excess of) investment
                 income--net ...............................................................     $     (561,947)     $    3,724,607
                                                                                                 ==================================

      See Notes to Financial Statements.


16              ANNUAL REPORTS                  OCTOBER 31, 2006

Financial Highlights
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

                                                                                         For the Year Ended           For the Period
                                                                                             October 31,                 August 1,
The following per share data and ratios have been derived                       ------------------------------------     2003+ to
from information provided in the financial statements.                            2006          2005          2004     Oct. 31, 2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period ..............................  $  22.36      $  23.69      $  24.38     $  23.88
                                                                                ----------------------------------------------------
           Investment income--net ............................................      2.14@@        2.16          2.19          .39
           Realized and unrealized gain (loss)--net ..........................       .07         (1.09)         (.70)         .67
           Dividends to Preferred Stock shareholders from investment
             income--net                                                            (.63)         (.40)         (.18)        (.03)
                                                                                ----------------------------------------------------
           Total from investment operations ..................................      1.58           .67          1.31         1.03
                                                                                ----------------------------------------------------
           Less dividends to Common Stock shareholders from investment
             income--net                                                           (1.69)        (2.00)        (2.00)        (.33)
                                                                                ----------------------------------------------------
           Offering costs resulting from the issuance of Common Stock ........        --            --            --         (.04)
                                                                                ----------------------------------------------------
           Offering and underwriting costs resulting from the issuance of
             Preferred Stock .................................................        --            --            --         (.16)
                                                                                ----------------------------------------------------
           Net asset value, end of period ....................................  $  22.25      $  22.36      $  23.69     $  24.38
                                                                                ====================================================
           Market price per share, end of period .............................  $  21.26      $  21.03      $  22.84     $  23.60
                                                                                ====================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ................................      7.97%         3.25%         5.86%        3.53%@
                                                                                ====================================================
           Based on market price per share ...................................      9.69%          .73%         5.44%       (4.33%)@
                                                                                ====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
           Total expenses, net of waiver*** ..................................      1.29%         1.26%         1.26%         .49%*
                                                                                ====================================================
           Total expenses*** .................................................      1.29%         1.26%         1.27%        1.11%*
                                                                                ====================================================
           Total investment income--net*** ...................................      9.70%         9.23%         9.04%        6.79%*
                                                                                ====================================================
           Amount of dividends to Preferred Stock shareholders ...............      2.84%         1.71%          .76%         .50%*
                                                                                ====================================================
           Investment income to Common Stock shareholders--net ...............      6.86%         7.52%         8.28%        6.29%*
                                                                                ====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
           Dividends to Preferred Stock shareholders .........................      4.71%         3.01%         1.39%        1.11%*
                                                                                ====================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock, end of period (in thousands)  $228,734      $229,850      $243,492     $250,631
                                                                                ====================================================
           Preferred Stock outstanding, end of period (in thousands) .........  $136,500      $136,500      $136,500     $136,500
                                                                                ====================================================
           Portfolio turnover ................................................     19.23%        25.44%        27.11%       11.51%
                                                                                ====================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
           Asset coverage per $1,000 .........................................  $  2,676      $  2,684      $  2,784     $  2,836
                                                                                ====================================================
====================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
------------------------------------------------------------------------------------------------------------------------------------
           Series M7--Investment income--net .................................  $  1,180      $    747      $    347     $     55
                                                                                ====================================================
           Series T7--Investment income--net .................................  $  1,178      $    759      $    346     $     50
                                                                                ====================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on August 26, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                ANNUAL REPORTS                  OCTOBER 31, 2006              17

Financial Highlights (concluded)
                                BlackRock Preferred Income Strategies Fund, Inc.

                                                                                         For the Year Ended           For the Period
                                                                                             October 31,                 March 28,
The following per share data and ratios have been derived                       ------------------------------------     2003+ to
from information provided in the financial statements.                            2006          2005          2004     Oct. 31, 2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period ..............................  $  22.26      $  23.48      $  24.53     $  23.88
                                                                                ----------------------------------------------------
           Investment income--net ............................................      2.03@@        2.09@@        2.14@@       1.14
           Realized and unrealized gain (loss)--net ..........................       .32          (.91)         (.78)         .61
           Dividends and distributions to Preferred Stock shareholders:
               Investment income--net ........................................      (.65)         (.40)         (.18)        (.07)
               Realized gain--net ............................................        --            --          (.01)          --
                                                                                ----------------------------------------------------
           Total from investment operations ..................................      1.70           .78          1.17         1.68
                                                                                ----------------------------------------------------
           Less dividends and distributions to Common Stock shareholders:
               Investment income--net ........................................     (1.51)        (2.00)        (2.13)        (.87)
               Realized gain--net ............................................        --            --          (.09)          --
               Tax return of capital .........................................      (.09)           --            --           --
                                                                                ----------------------------------------------------
           Total dividends and distributions to Common Stock shareholders ....     (1.60)        (2.00)        (2.22)        (.87)
                                                                                ----------------------------------------------------
           Offering costs resulting from the issuance of Common Stock ........        --            --            --         (.01)
                                                                                ----------------------------------------------------
           Offering and underwriting costs resulting from the issuance of
             Preferred Stock .................................................        --            --            --         (.15)
                                                                                ----------------------------------------------------
           Net asset value, end of period ....................................  $  22.36      $  22.26      $  23.48     $  24.53
                                                                                ====================================================
           Market price per share, end of period .............................  $  20.12      $  21.20      $  22.87     $  23.69
                                                                                ====================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ................................      8.77%         3.73%         5.22%        6.47%@
                                                                                ====================================================
           Based on market price per share ...................................      2.77%         1.43%         6.12%       (1.80%)@
                                                                                ====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
           Total expenses, net of waiver*** ..................................      1.23%         1.20%         1.19%         .79%*
                                                                                ====================================================
           Total expenses*** .................................................      1.23%         1.20%         1.19%        1.05%*
                                                                                ====================================================
           Total investment income--net*** ...................................      9.26%         8.96%         8.93%        8.31%*
                                                                                ====================================================
           Amount of dividends to Preferred Stock shareholders ...............      2.96%         1.73%          .74%         .49%*
                                                                                ====================================================
           Investment income to Common Stock shareholders--net ...............      6.30%         7.23%         8.19%        7.82%*
                                                                                ====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
           Dividends to Preferred Stock shareholders .........................      4.80%         2.97%         1.32%        1.05%*
                                                                                ====================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock, end of period (in thousands)  $907,897      $903,601      $952,973     $995,722
                                                                                ====================================================
           Preferred Stock outstanding, end of period (in thousands) .........  $550,000      $550,000      $550,000     $550,000
                                                                                ====================================================
           Portfolio turnover ................................................     17.73%        27.96%        22.56%       27.31%
                                                                                ====================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
           Asset coverage per $1,000 .........................................  $  2,651      $  2,643      $  2,733     $  2,810
                                                                                ====================================================
====================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
------------------------------------------------------------------------------------------------------------------------------------
           Series M7--Investment income--net .................................  $  1,180      $    744      $    330     $    127
                                                                                ====================================================
           Series T7--Investment income--net .................................  $  1,175      $    757      $    329     $    122
                                                                                ====================================================
           Series W7--Investment income--net .................................  $  1,183      $    734      $    327     $    122
                                                                                ====================================================
           Series TH7--Investment income--net ................................  $  1,179      $    737      $    320     $    184
                                                                                ====================================================
           Series F7--Investment income--net .................................  $  1,178      $    740      $    326     $    125
                                                                                ====================================================
           Series W28--Investment income--net ................................  $  1,221      $    751      $    338     $    105
                                                                                ====================================================
           Series TH28--Investment income--net ...............................  $  1,258      $    733      $    324     $     95
                                                                                ====================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 16, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


18              ANNUAL REPORTS                  OCTOBER 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. were renamed BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds' Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol PSW for BlackRock Preferred and Corporate Income Strategies Fund, Inc. and PSY for BlackRock Preferred Income Strategies Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer- supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the respective Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by each Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

Equity securities held by the Funds that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of each Fund. Long positions traded in the OTC markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of each Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by each Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by each Fund's Board of Directors.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--Each Fund may write and purchase call and put options. When the Fund writes an option, an amount


                ANNUAL REPORTS                  OCTOBER 31, 2006              19
      equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the dividends paid by BlackRock Preferred Income Strategies Fund, Inc. during the year ended October 31, 2006 are characterized as a tax return of capital.

(f) Securities lending--Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower


20              ANNUAL REPORTS                  OCTOBER 31, 2006
default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Funds' financial statements has not been determined.

(h) Reclassifications--BlackRock Preferred and Corporate Income Strategies Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $243,172 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the classification of investments and swap agreements. This reclassification has no effect on net assets or net asset values per share.

BlackRock Preferred Income Strategies Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,547,483 has been reclassified between paid in capital in excess of par and accumulated distributions in excess of net investment income and $803,461 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to swap agreements. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved new Investment Advisory Agreements with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .60% of each Fund's average daily net assets (including proceeds from the issuance of Preferred Stock) plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a fee equal to 59% of the management fee paid by each Fund to the Manager.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, each Fund also has retained


                ANNUAL REPORTS                  OCTOBER 31, 2006              21

BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the security lending agent. BIM, may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

The Funds reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                  For the Period
                                            For the Period         September 30,
                                           November 1, 2005          2006 to
                                           to September 29,        October 31,
                                                2006                  2006
                                            Reimbursement         Reimbursement
                                               to FAM             to the Manager
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate
  Income Strategies Fund, Inc. ......        $      7,390           $        587
BlackRock Preferred Income
  Strategies Fund, Inc. .............        $     30,255           $      2,330
--------------------------------------------------------------------------------

Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of FAM, PSI, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                              BlackRock               BlackRock
                                            Preferred and             Preferred
                                           Corporate Income            Income
                                              Strategies             Strategies
                                              Fund, Inc.             Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases .....................        $ 67,629,005           $250,960,505
Total Sales .........................        $107,025,376           $322,891,653
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

BlackRock Preferred & Corporate Income Strategies Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.

BlackRock Preferred Income Strategies Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 increased by 13,470 as a result of dividend reinvestment and remained constant, respectively.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                   BlackRock         BlackRock
                                                 Preferred and       Preferred
                                                Corporate Income       Income
                                                   Strategies        Strategies
                                                   Fund, Inc.        Fund, Inc.
--------------------------------------------------------------------------------
Series M7 ..............................             5.15%              5.10%
Series T7 ..............................             5.08%              5.10%
Series W7 ..............................               --               5.10%
Series TH7 .............................               --               5.10%
Series F7 ..............................               --               4.90%
Series W28 .............................               --               5.29%
Series TH28 ............................               --               5.25%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2006, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income
  Strategies Fund, Inc. .......................................        $269,877
BlackRock Preferred Income Strategies Fund, Inc. ..............        $594,588
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid an ordinary income dividend to holders of Common Stock on November 30, 2006 to shareholders of record on November 14, 2006. The amount of the ordinary income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                         Amount
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income
  Strategies Fund, Inc. .......................................        $ .133333
BlackRock Preferred Income Strategies Fund, Inc. ..............        $ .133333
--------------------------------------------------------------------------------


22              ANNUAL REPORTS                  OCTOBER 31, 2006

Notes to Financial Statements (concluded)

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   10/31/2006         10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $23,770,856        $24,671,219
                                                  ------------------------------
Total taxable distributions ..............        $23,770,856        $24,671,219
                                                  ==============================

As of October 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income ...........................                  --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................        $(25,060,290)*
Unrealized gains--net ...................................          10,316,079**
                                                                 ------------
Total accumulated losses--net ...........................        $(14,744,211)
                                                                 ============

* At October 31, 2006, the Fund had a net capital loss carryforward of $25,060,290, of which $1,276,621 expires in 2011, $10,243,141 expires in
      2012, $5,058,900 expires in 2013 and $8,481,628 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

BlackRock Preferred Income Strategies Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   10/31/2006         10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $87,672,454        $97,517,449
  Tax return of capital ..................          3,547,483                 --
                                                  ------------------------------
Total taxable distributions ..............        $91,219,937        $97,517,449
                                                  ==============================

As of October 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income ...........................                  --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................        $(92,790,096)*
Unrealized gains--net ...................................          41,363,587**
                                                                 ------------
Total accumulated losses--net ...........................        $(51,426,509)
                                                                 ============

* At October 31, 2006, the Fund had a net capital loss carryforward of $92,790,096, of which $62,733,648 expires in 2012, $17,911,331 expires in
      2013 and $12,145,117 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and other book/tax temporary differences.


                ANNUAL REPORTS                  OCTOBER 31, 2006              23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and of BlackRock Preferred Income Strategies Fund,
Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and of BlackRock Preferred Income Strategies Fund, Inc. (the "Funds") (formerly Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc., respectively) as of October 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The respective financial statements of each of the Funds for the year ended October 31, 2005 and the financial highlights for each of the Funds for each of the two years in the period ended October 31, 2005 and for the period August 1, 2003 through October 31, 2003, were audited by other auditors whose report, dated December 9, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and of BlackRock Preferred Income Strategies Fund, Inc. as of October 31, 2006, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006

Change in Funds' Independent Registered Public Accounting Firm (unaudited)

On August 28, 2006, Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. (the "Funds").

E&Y's reports on the financial statements of each Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Funds' Board of Directors approved the engagement of Deloitte & Touche llp as the Funds' Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2006.


24              ANNUAL REPORTS                  OCTOBER 31, 2006

Important Tax Information

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

The following information is provided with respect to the ordinary income distributions paid by the BlackRock Preferred and Corporate Income Strategies Fund, Inc. during the fiscal year ended October 31, 2006:

Common Stock Shareholders:

---------------------------------------------------------------------------------------------------------------------------
                                                  Qualified Dividend         Dividends Received          Interest-Related
                                                     Income for                Deductions for           Dividends for Non-
Payable Date                                         Individuals*              Corporations*             U.S. Residents**
---------------------------------------------------------------------------------------------------------------------------
November 1, 2005 ..............................         17.61%                     11.09%                      0.00%
November 30, 2005 .............................         21.50%                     16.87%                     31.31%
December 21, 2005 - January 10, 2006 ..........         22.04%                     17.66%                     35.60%
February 28, 2006 - September 29, 2006 ........         22.74%                     14.72%                     58.57%
---------------------------------------------------------------------------------------------------------------------------

Preferred Stock Shareholders:

---------------------------------------------------------------------------------------------------------------------------
                        Qualified Dividend                   Dividends Received                  Interest-Related
                           Income for                          Deductions for                     Dividends for
                           Individuals*                         Corporations*                   Non-U.S. Residents**
                ---------------------------------    ---------------------------------    ---------------------------------
                November 2005 -    January 2006 -    November 2005 -    January 2006 -    November 2005 -    January 2006 -
Payable Date     December 2005      October 2006      December 2005      October 2006      December 2005      October 2006
---------------------------------------------------------------------------------------------------------------------------
Series M-7 ..       22.04%            22.64%            17.66%             15.14%             35.60%            55.32%
Series T-7 ..       22.04%            22.63%            17.66%             15.81%             35.60%            54.97%
---------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BlackRock Preferred Income Strategies Fund, Inc.

The following information is provided with respect to the ordinary income distributions paid by the BlackRock Preferred Income Strategies Fund, Inc. during the fiscal year ended October 31, 2006:

Common Stock Shareholders:

---------------------------------------------------------------------------------------------------------------------------
                                                  Qualified Dividend         Dividends Received          Interest-Related
                                                     Income for                Deductions for           Dividends for Non-
Payable Date                                         Individuals*              Corporations*             U.S. Residents**
---------------------------------------------------------------------------------------------------------------------------
November 1, 2005 ..............................         24.34%                     15.69%                     15.44%
November 30, 2005 - January 10, 2006 ..........         23.49%                     16.49%                     24.16%
February 28, 2006 - September 29, 2006 ........         30.84%                     22.83%                     53.27%
---------------------------------------------------------------------------------------------------------------------------

Preferred Stock Shareholders:

---------------------------------------------------------------------------------------------------------------------------
                        Qualified Dividend                   Dividends Received                  Interest-Related
                           Income for                          Deductions for                     Dividends for
                           Individuals*                         Corporations*                   Non-U.S. Residents**
                ---------------------------------    ---------------------------------    ---------------------------------
                November 2005 -    January 2006 -    November 2005 -    January 2006 -    November 2005 -    January 2006 -
Payable Date     December 2005      October 2006      December 2005      October 2006      December 2005      October 2006
---------------------------------------------------------------------------------------------------------------------------
Series M-7 ..       23.49%            28.97%            16.49%             21.21%             24.16%            45.85%
Series T-7 ..       23.49%            28.87%            16.49%             21.13%             24.16%            45.48%
Series W-7 ..       23.49%            28.87%            16.49%             21.14%             24.16%            45.48%
Series TH-7 .       23.49%            28.87%            16.49%             21.13%             24.16%            45.45%
Series F-7 ..       23.49%            28.90%            16.49%             21.16%             24.16%            45.58%
Series W-28 .       23.49%            28.77%            16.49%             20.04%             24.16%            45.07%
Series TH-28        23.49%            28.75%            16.49%             20.03%             24.16%            44.99%
---------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


                ANNUAL REPORTS                  OCTOBER 31, 2006              25

Proxy Results     BlackRock Preferred and Corporate Income Strategies Fund, Inc.

During the six-month period ended October 31, 2006, BlackRock Preferred and Corporate Income Strategies Fund, Inc.'s Common Stock shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                        For        From Voting
--------------------------------------------------------------------------------
To elect the Fund's Directors:  David O. Beim        6,878,661       242,789
                                James T. Flynn       6,878,411       243,039
                                Karen P. Robards     6,877,330       244,120
--------------------------------------------------------------------------------

During the six-month period ended October 31, 2006, BlackRock Preferred and Corporate Income Strategies Fund, Inc.'s Preferred Stock (Series M7 & T7) shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                        For        From Voting
--------------------------------------------------------------------------------
To elect the Fund's Board of Directors:
Robert C. Doll, Jr. and W. Carl Kester                   1,727           105
--------------------------------------------------------------------------------

During the six-month period ended October 31, 2006, BlackRock Preferred and Corporate Income Strategies Fund, Inc.'s Common Stock and Preferred Stock shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                             For        Against       Abstain
--------------------------------------------------------------------------------
To approve a new investment advisory
agreement with BlackRock Advisors, Inc.   5,200,619     125,855       194,579
--------------------------------------------------------------------------------
To approve a contingent subadvisory
agreement with BlackRock Advisors, Inc.   5,200,343     126,670       194,040
--------------------------------------------------------------------------------


26              ANNUAL REPORTS                  OCTOBER 31, 2006

Proxy Results                   BlackRock Preferred Income Strategies Fund, Inc.

During the six-month period ended October 31, 2006, BlackRock Preferred Income Strategies Fund, Inc.'s Common Stock shareholders voted on the following proposal, which was approved at a shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                        For        From Voting
--------------------------------------------------------------------------------
To elect the Fund's Directors:  David O. Beim       25,322,508      1,042,585
                                James T. Flynn      25,316,746      1,048,347
                                Karen P. Robards    25,321,104      1,043,989
--------------------------------------------------------------------------------

During the six-month period ended October 31, 2006, BlackRock Preferred Income Strategies Fund, Inc.'s Preferred Stock (Series M7, T7, W7, TH7, F7, W28 & TH28) shareholders voted on the following proposal, which was approved at a shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                        For        From Voting
--------------------------------------------------------------------------------
To elect the Fund's Board of Directors:
Robert C. Doll, Jr. and W. Carl Kester                  12,582            188
--------------------------------------------------------------------------------

During the six-month period ended October 31, 2006, BlackRock Preferred Income Strategies Fund, Inc.'s Common Stock and Preferred Stock shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                             For        Against       Abstain
--------------------------------------------------------------------------------
To approve a new investment advisory
agreement with BlackRock Advisors, Inc.  20,450,508     547,131       677,726
--------------------------------------------------------------------------------
To approve a contingent subadvisory
agreement with BlackRock Advisors, Inc.  20,416,022     553,798       705,545
--------------------------------------------------------------------------------


                ANNUAL REPORTS                  OCTOBER 31, 2006              27

Automatic Dividend Reinvestment Plan

How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


28              ANNUAL REPORTS                  OCTOBER 31, 2006

Disclosure of Investment Advisory Agreement

Disclosure of FAM Investment Advisory Agreement

The Board of Directors of each Fund met in May 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), each Fund's investment adviser at that time.

Activities and Composition of the Boards

All but one member of each Fund's Board is an independent director whose only affiliation with FAM or other Merrill Lynch affiliates was as a director of each Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. The Chairman of each Board is an independent director. New director nominees are chosen by a Nominating Committee comprised entirely of independent directors. All independent directors also are members of each Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in-person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

FAM Investment Advisory Agreements--Matters Considered by the Boards

Every year, each Fund's Board considers approval of the Fund's investment advisory agreement. Each Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. Each Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, each Board requests and receives materials specifically relating to the investment advisory agreement. These materials are prepared separately for each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing each Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients under a similar investment mandate. Each Board also considers other matters it deems important to the approval process, such as payments made to the investment adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, allocation of Fund brokerage fees and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund. Neither Board identified any particular information as controlling, and each member of the Boards attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's investment advisory agreement with FAM (the "FAM Invest-


                ANNUAL REPORTS                  OCTOBER 31, 2006              29

Disclosure of Investment Advisory Agreement (concluded)

ment Advisory Agreement") in May 2006, the independent directors' and the Board's review included the following:

Services Provided by the Investment Adviser--Each Board reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of each Fund. Each Board focused primarily on FAM's investment advisory services and the Fund's investment performance. Each Board compared Fund performance--both including and excluding the effects of the Fund's fees and expenses--to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end leveraged income and preferred stock funds, for the period ended February 28, 2006, the performance of BlackRock Preferred Income Strategies Fund, Inc. after fees and expenses ranked in the fifth quintile for each of the one-year period and the period since inception on March 28, 2003. According to Lipper's ranking of all closed-end income and preferred stock funds, for the period ended February 28, 2006, the performance of BlackRock Preferred and Corporate Income Strategies Fund after fees and expenses ranked in the fifth quintile for each of the one-year period and the period since inception on August 1, 2003. Each Board concluded that the nature and quality of the services supported the continuation of the Fund's FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process--Each Board reviews at least annually the Fund's investment objectives and strategies. Each Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio managers. Each Board also considered the experience of Mr. Burger and Mr. Musmanno, each Fund's portfolio managers at that time. The Boards considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Funds. The Boards concluded that the Funds benefit from that experience.

Management Fees and Other Expenses--Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory and administrative service fees and the effects of any fee waivers--compared to the other funds considered comparable by Lipper. Each Board also compares the Fund's total expenses to those of other comparable funds. The Boards noted that FAM had advised the Boards that it had no other comparable accounts with similar investment mandates. With respect to BlackRock Preferred Income Strategies Fund, Inc., the Fund's Board noted that the contractual management fee rate was lower than the median and the actual management fee rate including leverage was at the median of such fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were slightly higher than the median of total expenses for such comparable funds. With respect to BlackRock Preferred and Corporate Income Strategies Fund, Inc., the Fund's Board noted that the contractual management fee rate and the actual management fee rate including leverage were lower than the medians of such fees charged by comparable funds, as determined by Lipper, and the Fund's total expenses were also lower than the median of total expenses for such comparable funds. Each Fund's Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability--Each Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, each Fund's Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because each Fund is a closed-end fund, each Fund's Board concluded


30              ANNUAL REPORTS                  OCTOBER 31, 2006
that the assets of the Fund are unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors of each Board deliberated in executive session, the entire Board of each Fund, including all of the independent directors, approved the renewal of the pertinent existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreements

New BlackRock Investment Advisory Agreements--Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), each Fund's Board of Directors considered and approved a new investment advisory agreement (each, a "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (each, a "Previous Investment Advisory Agreement").

Each Board discussed the Fund's BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Fund's Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement at an in-person meeting held on May 10, 2006.

To assist each Fund's Board in its consideration of the Fund's BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's BlackRock Investment Advisory Agreement.

In connection with the directors' review of each Fund's BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to either of the Funds or its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that each Fund was expected to benefit from having access to BlackRock's state of the art technology and risk


                ANNUAL REPORTS                  OCTOBER 31, 2006              31
      management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of each Fund's BlackRock Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees would increase under the pertinent BlackRock Investment Advisory Agreement, but would remain the same;

o that in May 2005, each Fund's Board had performed a full annual review of the pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of each Fund in connection with the consideration by the Board of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, each Fund's Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non- investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider renewal of the Fund's Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund, these materials included (a) information


32              ANNUAL REPORTS                  OCTOBER 31, 2006
compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Fund's Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's BlackRock Investment Advisory Agreement. None of the directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. Each Fund's directors, including a majority of the independent directors, concluded that the terms of the Fund's BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Fund's BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance--both including and excluding the effects of fees and expenses--to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as


                ANNUAL REPORTS                  OCTOBER 31, 2006              33

Disclosure of New Investment Advisory Agreements (concluded)

to the expected nature, quality and extent of the services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their most recent review of the Fund's Previous Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory fees and the effects of any fee waivers--compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. Each Fund's directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Fund's Previous Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Fund's Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of each Fund's Previous Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Fund's directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Fund's Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, each Fund's directors determined that BlackRock Advisors' fall-out benefits could


34              ANNUAL REPORTS                  OCTOBER 31, 2006
include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--Each Fund's Board considered investment performance for the Fund. Each Fund's directors compared the Fund's performance--both including and excluding the effects of fees and expenses--to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the Fund's BlackRock Investment Advisory Agreement, each Fund's Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At an in-person meeting held on August 24-25, 2006, each Fund's Board of Directors, including the independent directors, discussed and approved the Fund's sub-advisory agreement (each, a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's BlackRock Investment Advisory Agreement became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of either of the Funds as a result of the Fund's BlackRock Sub-Advisory Agreement.

In approving the Fund's BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to each Fund and is responsible for the day-to-day management of each Fund's portfolio under the Fund's BlackRock Sub-Advisory Agreement. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


                ANNUAL REPORTS                  OCTOBER 31, 2006              35

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Funds   Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc., and    122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2003 to  Professor of Finance and Economics at the Columbia    17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    24 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 66                              2001; Chairman of Wave Hill, Inc. since 1990;
                                                 Trustee of Phillips Exeter Academy from 2002 to
                                                 present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2003 to  Chief Financial Officer of JPMorgan & Co., Inc. from  17 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2003 to  Deputy Dean for Academic Affairs, Harvard Business    17 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group Professor   24 Portfolios
            08543-9095                           of Finance, Harvard Business School, Unit Head,
            Age: 54                              Finance from 2005 to 2006; Senior Associate Dean and
                                                 Chairman of the MBA Program of Harvard Business
                                                 School from 1999 to 2005, Member of the faculty of
                                                 Harvard Business School since 1981; Independent
                                                 Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2003 to  President of Robards & Company, a financial advisory  17 Funds        AtriCure,
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   24 Portfolios   Inc. (medical
            08543-9095                           Morgan Stanley for more than ten years; Director                      devices)
            Age: 56                              of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Directors.


36              ANNUAL REPORTS                  OCTOBER 31, 2006

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held         Time
Name        Address & Age  with Funds   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and                   from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
John D.     P.O. Box 9011  Vice         2003 to  Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income)
Burger      Princeton, NJ  President    present  of MLIM from 2004 to 2006; Director of MLIM from 1998 to 2004 and Vice President
            08543-9011                           thereof from 1993 to 1998.
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 46                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


                ANNUAL REPORTS                  OCTOBER 31, 2006              37

Investment Objectives

NYSE Symbol   BlackRock Preferred and Corporate Income Strategies Fund, Inc.
PSW           seeks to provide shareholders with high current income.
              The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

NYSE Symbol   BlackRock Preferred Income Strategies Fund, Inc. seeks to provide
PSY           shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.


38              ANNUAL REPORTS                  OCTOBER 31, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


                ANNUAL REPORTS                  OCTOBER 31, 2006              39

These reports, including the financial information herein, are transmitted to shareholders of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. for their information. This is not a prospectus. The Funds leverage their Common Stock to provide Common Stock shareholders with potentially higher rates of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #PCPIS-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -          Fiscal Year Ending October 31, 2006 - $38,900
                                   Fiscal Year Ending October 31, 2005 - $40,000

         (b) Audit-Related Fees -  Fiscal Year Ending October 31, 2006 - $3,500
                                   Fiscal Year Ending October 31, 2005 - $3,500

         The nature of the services include agreed upon compliance procedures associated with the Fund's AMPS; and assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -            Fiscal Year Ending October 31, 2006 - $6,000
                                   Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -      Fiscal Year Ending October 31, 2006 - $0
                                   Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,204,783
             Fiscal Year Ending October 31, 2005 - $9,200

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the

         Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

         In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Manager has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2006.

         (a)(1) The Fund is managed by a team of investment professionals comprised of Scott Amero, Managing Director at BlackRock, John D. Burger, Managing Director at BlackRock and Daniel Chen, CFA, Vice President at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Mr. Amero is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Messrs. Burger and Chen are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Amero and Chen have been members of the Fund's management team since 2006.

         John D. Burger joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers ("MLIM") from 2002 to 2006 and a Director of MLIM from 1996 to 2004. From 1992 to 1996, he was a portfolio manager of MLIM. Mr. Burger has been a portfolio manager and Vice President of the Fund since 2003.

         Scott Amero is co-head of BlackRock's fixed income portfolio management group. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

         Daniel Chen has been a portfolio manager at BlackRock since 2002 and is a member of BlackRock's fixed income portfolio management group. He is primarily responsible for managing total return client portfolios, with a sector emphasis on corporate bonds. Mr. Chen has been with BlackRock since 1999.

         (a)(2) As of October 31, 2006:

                                                                                        (iii) Number of Other Accounts and
                         (ii) Number of Other Accounts Managed                         Assets for Which Advisory Fee is
                               and Assets by Account Type                                      Performance-Based
                      Other                                                       Other
(i) Name of        Registered         Other Pooled                             Registered         Other Pooled
Portfolio          Investment          Investment             Other            Investment          Investment             Other
Manager             Companies           Vehicles            Accounts            Companies           Vehicles            Accounts
                ----------------                                            ----------------
Scott Amero                   56                  45                 394                   0                   4                  21
                $ 30,934,787,671    $ 17,900,000,000    $119,200,000,000    $              0    $  2,500,000,000    $  6,400,000,000
John D. Burger                 2                   0                  11                   0                   0                   0
                $  1,836,241,535    $              0    $  2,161,964,208    $              0    $              0    $              0
Daniel Chen                    3                   0                   8
                $  2,506,112,945    $              0    $    655,653,265    $              0    $              0    $              0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of October 31, 2006:

      Portfolio Manager Compensation

      The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

      BlackRock's formulaic portfolio manager compensation program includes: investment performance over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Due to the unique nature of the Fund, its performance is measured based on a Board of Directors-approved metric which considers both total return performance and dividend performance over time, adjusted for the cost of leverage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of October 31, 2006, neither of Messrs. Amero, Burger and Chen beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Preferred and Corporate Income Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Date: January 3, 2007


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Date: January 3, 2007